Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of presentation

Basis of presentation

These consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (or GAAP). They include the assets, liabilities, revenues and expenses of Teekay Corporation (or Teekay), which is incorporated under the laws of the Republic of The Marshall Islands, its wholly-owned subsidiaries and those non-wholly owned subsidiaries in which Teekay has a controlling financial interest (collectively, the Company). Certain of Teekay’s significant non-wholly owned subsidiaries are consolidated in these financial statements even though Teekay owns less than a 50% ownership interest in the subsidiaries. These significant subsidiaries include the following publicly traded subsidiaries (collectively, the Public Subsidiaries): Teekay LNG Partners L.P. (or Teekay LNG); Teekay Offshore Partners L.P. (or Teekay Offshore); and Teekay Tankers Ltd. (or Teekay Tankers). As of December 31, 2015, Teekay owned a 33.1% interest in Teekay LNG (33.5% - December 31, 2014), including common units and its 2% general partner interest, a 37.0% interest in Teekay Offshore (27.3% - December 31, 2014), including common units and its 2% general partner interest, and 25.9% of the capital stock of Teekay Tankers (26.2% - December 31, 2014), including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum. While Teekay owns less than 50% of each of the Public Subsidiaries, Teekay maintains control of Teekay LNG and Teekay Offshore by virtue of its 100% ownership interest in the general partners of Teekay LNG and Teekay Offshore, which are both master limited partnerships, and maintains control of Teekay Tankers through its ownership of a sufficient number of Class A common shares and Class B common shares, which provide increased voting rights, to maintain a majority voting interest in Teekay Tankers and thus consolidates these subsidiaries. Significant intercompany balances and transactions have been eliminated upon consolidation. Teekay has entered into an omnibus agreement with Teekay LNG and Teekay Offshore to govern, among other things, when the Company, Teekay LNG and Teekay Offshore may compete with each other and to provide the applicable parties certain rights of first offer on LNG carriers, oil tankers, shuttle tankers, FSO units and FPSO units.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates. Given the current challenging credit markets, it is possible that the amounts recorded as derivative assets and liabilities could vary by material amounts.

In the current period, the Company has presented debt issuance costs associated with a specific debt instrument as a direct deduction from the carrying amount of that debt liability in the Company’s consolidated balance sheets as part of the adoption of Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (or ASU 2015-03). Prior to the adoption of ASU 2015-03, all debt issuance costs were presented as other non-current assets in the Company’s consolidated balance sheets. The Company early adopted ASU 2015-03 effective December 31, 2015 and in accordance with ASU 2015-03, previously reported amounts recorded in comparative periods have been reclassified from non-current assets to current portion of long-term debt and long-term debt in the Company’s consolidated balance sheets. As a result of adopting ASU 2015-03, non-current assets and total assets have decreased by $91.7 million (December 31, 2015) and $84.5 million (December 31, 2014), current portion of long-term debt and current liabilities have decreased by $3.5 million (December 31, 2015) and $1.5 million (December 31, 2014), long-term debt decreased by $88.2 million (December 31, 2015) and $83.0 million (December 31, 2014) and total liabilities decreased by $91.7 million (December 31, 2015) and $84.5 million (December 31, 2014). Such changes have also impacted the Company’s reconciliation of segment assets to total assets (see Note 2) and the carrying value of long-term debt (see Notes 8 and 11).

Non-Controlling Interests

Non-Controlling Interests

Where Teekay’s ownership interest in a consolidated subsidiary is less than 100%, the non-controlling interests’ share of these non-wholly owned subsidiaries are reported in the Company’s consolidated balance sheets as a separate component of equity. The non-controlling interests’ share of the net income of these non-wholly owned subsidiaries is reported in the Company’s consolidated statements of income as a deduction from the Company’s net income to arrive at net income (loss) attributable to shareholders of Teekay.

The basis for attributing net income of each non-wholly owned subsidiary to the controlling interest and the non-controlling interests, with the exception of Teekay LNG and Teekay Offshore, is based on the relative ownership interests of the non-controlling interests compared to the controlling interest, which is consistent with how dividends and distributions are paid or are payable for these non-wholly owned subsidiaries.

Teekay LNG and Teekay Offshore each have limited partners and one general partner. Both general partners are owned by Teekay. For Teekay LNG, the limited partners hold common units. For Teekay Offshore, the limited partners hold common units and preferred units. For each quarterly period, the method of attributing Teekay LNG’s and Teekay Offshore’s net income (loss) of that period to the non-controlling interests of Teekay LNG and Teekay Offshore begins by attributing net income (loss) of Teekay Offshore to the non-controlling interests which hold 100% of the preferred units of Teekay Offshore in an amount equal to the amount of preferred unit distributions declared for the quarterly period. The remaining net income (loss) to be attributed to the controlling interest and the non-controlling interests of Teekay LNG and Teekay Offshore is divided into two components. The first component consists of the cash distribution that Teekay LNG or Teekay Offshore will declare and pay to limited and general partners for that quarterly period (the Distributed Earnings). The second component consists of the difference between the net income (loss) of Teekay LNG or Teekay Offshore that is available to be allocated to the common unitholders and the general partner of such entity and the amount of the first component cash distribution (the Undistributed Earnings). The portion of the Distributed Earnings that is allocated to the non-controlling interests is the amount of the cash distribution that Teekay LNG or Teekay Offshore will declare and pay to the non-controlling interests for that quarterly period. The portion of the Undistributed Earnings that is allocated to the non-controlling interests is based on the relative ownership percentages of the non-controlling interests of Teekay LNG and Teekay Offshore compared to the controlling interest. The controlling interests include both limited partner common units and the general partner interests.

The total net income of Teekay’s consolidated partially-owned entities and the attribution of that net income to controlling and non-controlling interests is as follows:

	Net income (loss) attributable to non-controlling interests					Controlling Interest			Net income (loss) of partially- owned consolidated entities (1)
	Non- public partially- owned subsidiaries	Preferred unit holders	Distributed Earnings	Undistributed Earnings	Total	Distributed Earnings	Undistributed Earnings	Total

Teekay Offshore	13,911	28,609	119,971	(103,949)	58,542	70,414	(38,913)	31,501	90,043
Teekay LNG	16,627	—	120,482	(1,510)	135,599	82,791	(880)	81,911	217,510
Teekay Tankers	—	—	—	129,725	129,725	—	47,202	47,202	176,927
Other entities and eliminations	—	—	—	—	(557)

For the Year Ended December 31, 2015	30,538	28,609	240,453	24,266	323,309

Teekay Offshore	10,503	10,875	136,743	(150,724)	7,397	71,166	(60,907)	10,259	17,656
Teekay LNG	13,489	—	143,292	(26,116)	130,665	101,946	(13,684)	88,262	218,927
Teekay Tankers	—	—	—	41,048	41,048	—	16,094	16,094	57,142
Other entities and eliminations	—	—	—	—	(351)

For the Year Ended December 31, 2014	23,992	10,875	280,035	(135,792)	178,759

Teekay Offshore	(19,089)	7,250	127,523	(86,148)	29,536	65,393	(20,789)	44,604	74,140
Teekay LNG	12,073	—	127,087	(13,101)	126,059	94,253	(6,997)	87,256	213,315
Teekay Tankers	—	—	—	(6,096)	(6,096)	—	(2,042)	(2,042)	(8,138)
Other entities and eliminations	—	—	—	—	719

For the Year Ended December 31, 2013	(7,016)	7,250	254,610	(105,345)	150,218

(1)

Excludes the results of the acquisition of interests in vessels between Teekay Corporation, Teekay Offshore and Teekay Tankers during the periods the vessels were under common control and had begun operations.

When Teekay’s non-wholly owned subsidiaries declare dividends or distributions to their owners, or require all of their owners to contribute capital to the non-wholly owned subsidiaries, such amounts are paid to, or received from, each of the owners of the non-wholly owned subsidiaries based on the relative ownership interests in the non-wholly owned subsidiary. As such, any dividends or distributions paid to, or capital contributions received from, the non-controlling interests are reflected as a reduction (dividends or distributions) or an increase (capital contributions) in non-controlling interest in the Company’s consolidated balance sheets.

When Teekay’s non-wholly owned subsidiaries issue additional equity interests to non-controlling interests, Teekay is effectively selling a portion of the non-wholly owned subsidiaries. Consequently, the proceeds received by the subsidiaries from their issuance of additional equity interests are allocated between non-controlling interest and retained earnings in the Company’s consolidated balance sheets. The portion allocated to non-controlling interest on the Company’s consolidated balance sheets consists of the carrying value of the portion of the non-wholly owned subsidiary that is effectively disposed of, with the remaining amount attributable to the controlling interest, which consists of the Company’s dilution gain or loss that is allocated to retained earnings.

Reporting currency

Reporting currency

The consolidated financial statements are stated in U.S. Dollars. The functional currency of the Company is the U.S. Dollar because the Company operates in the international shipping market, which typically utilizes the U.S. Dollar as the functional currency. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income.

Operating revenues

Operating revenues and expenses

Contracts of Affreightment and Voyage Charters

Revenues from contracts of affreightment and voyage charters are recognized on a proportionate performance method. The Company uses a discharge-to-discharge basis in determining proportionate performance for all voyage charters, whereby it recognizes revenue ratably from when product is discharged (unloaded) at the end of one voyage to when it is discharged after the next voyage. Shuttle tanker voyages servicing contracts of affreightment with offshore oil fields commence with tendering of notice of readiness at a field, within the agreed lifting range, and ends with tendering of notice of readiness at a field for the next lifting. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage.

Time Charters, Bareboat Charters and FPSO Contracts

Operating Leases - The Company recognizes revenues from time charters, bareboat charters and floating, production, storage and offloading (or FPSO) contracts accounted for as operating leases on a straight-line basis daily over the term of the charter as the applicable vessel operates under the charter. Receipt of incentive-based revenue from the Company’s FPSO units is dependent upon its operating performance and such revenue is recognized when earned by fulfillment of the applicable performance criteria. The Company does not recognize revenue during days that the vessel is off hire unless the contract provides for compensation while off hire.

Direct Financing Leases - Charter contracts that are accounted for as direct financing leases are reflected on the consolidated balance sheets as net investments in direct financing leases. The lease revenue is recognized on an effective interest rate method over the lease term so as to produce a constant periodic rate of return over the lease terms and is included in revenues. Revenue from rendering of services is recognized as the service is performed. Revenues are not recognized during days that the vessel is off hire unless the contract provides for compensation while off hire.

The Company employs four liquefied natural gas (or LNG) carriers and a floating storage and off-take (or FSO) unit on long-term time charters which are accounted for as direct financing leases. The lease payments received by the Company under these lease arrangements are allocated between the net investments in the leases and revenues or other income using the effective interest method so as to produce a constant periodic rate of return over the lease terms.

Pooling Arrangements

Revenues and voyage expenses of the vessels operating in pool arrangements are pooled and the resulting net pool revenues, calculated on a time-charter equivalent basis, are allocated to the pool participants according to an agreed formula. The agreed formula used to allocate net pool revenues varies between pools; however, the formula generally allocates revenues to pool participants on the basis of the number of days a vessel operates in the pool with weighting adjustments made to reflect vessels’ differing capacities and performance capabilities. The same revenue and expense recognition principles stated above for voyage charters are applied in determining the net pool revenues of the pool. The pools are responsible for paying voyage expenses and distribute net pool revenues to the participants. The Company accounts for the net allocation from the pool as revenues and amounts due from the pool are included in accounts receivable.

Other Revenue

Revenues and expenses relating to engineering studies are recognized when the service is completed, unless the expenses are not recoverable in which case the expenses are recognized as incurred. Revenue from lightering operations are recognized when services have been completed. Revenues are accrued when operations are carried over into the following month. Revenues from management services are recognized on a proportionate performance method over the term of the management contract.

Operating expenses

Operating Expenses

Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, ship management services, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents	Cash and cash equivalents The Company classifies all highly liquid investments with a maturity date of three months or less at their inception as cash equivalents.
Restricted Cash

Restricted Cash

The Company maintains restricted cash deposits relating to certain term loans, collateral for derivatives, project tenders, leasing arrangements, amounts received from charterers to be used only for dry-docking expenditures and emergency repairs and other obligations.

Accounts receivable and allowance for doubtful accounts

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There was no significant amounts recorded as allowance for doubtful accounts as at December 31, 2015, 2014, and 2013.

Marketable securities

Marketable securities

The Company’s investments in marketable securities are classified as available-for-sale securities and are carried at fair value. Net unrealized gains and losses on available-for-sale securities are reported as a component of accumulated other comprehensive loss. Realized gains and losses on available-for-sale securities are computed based upon the historical cost of these securities applied using the weighted-average historical cost method.

The Company analyzes its available-for-sale securities for impairment during each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significantly adverse effect on the fair value of the investment. The Company records an impairment charge through current-period earnings and adjusts the cost basis for such other-than-temporary declines in fair value when the fair value is not anticipated to recover above cost within a three-month period after the measurement date, unless there are mitigating factors that indicate an impairment charge through earnings may not be required. If an impairment charge is recorded, subsequent recoveries in fair value are not reflected in earnings until sale of the security.

Vessels and equipment

Vessels and equipment

All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for tankers carrying crude oil and refined product, 20 to 25 years for FPSO units, 35 years for LNG carriers and 30 years for liquefied petroleum gas (or LPG) carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for those periods of time. FSO units are depreciated over the term of the contract. Units for maintenance and safety (or UMS) are depreciated over an estimated useful life of 35 years commencing the date the unit arrives at the oil field and is in a condition that is ready to operate. Long-distance towing and offshore installation vessels are depreciated over an estimated useful life of 25 years commencing the date the vessel is delivered from the shipyard. Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases. Depreciation of vessels and equipment, excluding amortization of dry-docking expenditures, for the years ended December 31, 2015, 2014, and 2013 aggregated $445.2 million, $341.5 million and $346.5 million, respectively. Amortization of vessels accounted for as capital leases was $5.4 million, $21.6 million and $22.8 million for the years ended December 31, 2015, 2014, and 2013, respectively.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2015, 2014, and 2013, aggregated $22.0 million, $51.3 million and $14.6 million, respectively.

Generally, the Company dry docks each shuttle tanker, conventional oil tanker, long-distance towing and offshore installation vessel and gas carrier every two and a half to five years. UMS, FSO and FPSO units are generally not dry docked. The Company capitalizes a substantial portion of the costs incurred during dry docking and amortizes those costs on a straight-line basis over their estimated useful life, which typically is from the completion of a dry docking or intermediate survey to the estimated completion of the next dry docking. The Company includes in capitalized dry-docking costs those costs incurred as part of the dry docking to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

The continuity of capitalized dry-docking costs for the years ended December 31, 2015, 2014, and 2013, is summarized as follows:

	Year Ended December 31,
	2015	2014	2013
	$	$	$
Balance at the beginning of the year	135,331	118,194	100,928
Costs incurred for dry dockings	69,927	74,018	72,545
Dry-dock amortization	(47,271)	(50,926)	(50,325)
Write down / sales of vessels	(7,285)	(5,955)	(4,954)

Balance at the end of the year	150,702	135,331	118,194

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. The estimated fair value for the Company’s impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists an appraised value is used to estimate the fair value of an impaired vessel. An appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company and based on second-hand sale and purchase data.

Vessels and equipment that are “held for sale” are measured at the lower of their carrying amount or fair value less costs to sell and are not depreciated while classified as held for sale. Interest and other expenses attributable to vessels and equipment classified as held for sale, or to their related liabilities, continue to be recognized as incurred.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining term of the capital lease. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of sale and lease-back is less than its book value. In such case, the Company would recognize a loss in the amount by which book value exceeds fair value.

Other loan receivables

Other loan receivables

The Company’s investments in loan receivables are recorded at cost. The premium paid over the outstanding principal amount was amortized to interest income over the term of the loan using the effective interest rate method. The Company analyzes its loans for collectability during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor (when available) any information provided by the debtor regarding their ability to repay the loan and the fair value of the underlying collateral. When a loan is impaired, the Company measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in the consolidated statements of income. The carrying value of the loans will be adjusted each subsequent reporting period to reflect any changes in the present value of estimated future cash flows.

The following table contains a summary of the Company’s financing receivables by type of borrower, the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis, and the grade as of December 31, 2015.

			December 31,
Class of Financing Receivable	Credit Quality Indicator	Grade	2015 $	2014 $
Direct financing leases	Payment activity	Performing	684,129	704,953
Other loan receivables
Loans to equity-accounted investees and joint venture partners	Other internal metrics	Performing	191,517	253,426
Long-term receivable included in other assets	Payment activity	Performing	37,032	43,843

			912,678	1,002,222

Joint ventures

Joint ventures

The Company’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investments in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other than temporary decline in value below their carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated statements of income.

Debt issuance costs

Debt issuance costs

Debt issuance costs, including fees, commissions and legal expenses, are deferred and presented as a direct reduction from the carrying amount of the debt liability. Debt issuance costs related to loan facilities without a recognized debt liability will continue to be presented as non-current assets in the consolidated balance sheet. Debt issuance costs of revolving credit facilities are amortized on a straight-line basis over the term of the relevant facility. Debt issuance costs of term loans are amortized using the effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.

Derivative instruments

Derivative instruments

All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company does not apply hedge accounting to its derivative instruments, except for certain foreign exchange currency contracts and certain types of interest rate swaps (See Note 15).

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold, or repaid.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive loss in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the consolidated statements of income. The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings in the consolidated statements of income. If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. general and administrative expense) item in the consolidated statements of income. If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the consolidated statements of income.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, capital lease obligations, restricted cash deposits, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign exchange currency forward contracts are recorded in realized and unrealized (loss) gain on non-designated derivative instruments. Gains and losses from the Company’s hedge accounted foreign currency forward contracts are recorded primarily in vessel operating expenses and general and administrative expense. Gains and losses from the Company’s non-designated cross currency swap are recorded in foreign currency exchange (loss) gain in the consolidated statements of income.

Goodwill and intangible assets

Goodwill and intangible assets

Goodwill is not amortized, but reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When goodwill is reviewed for impairment, the Company may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

The Company’s intangible assets consist primarily of acquired time-charter contracts, contracts of affreightment, and customer relationships. The value ascribed to the acquired time-charter contracts and contracts of affreightment are being amortized over the life of the associated contract, with the amount amortized each year being weighted based on the projected revenue to be earned under the contracts. The value ascribed to customer relationships intangible assets are amortized over the expected life of a customer contract or the expected duration that the customer relationships are estimated to contribute to the cash flows of the Company. The amount amortized each year is weighted based on the projected revenue to be earned under the contracts or projected revenue to be earned as a result of the customer relationships.

Asset retirement obligation

Asset retirement obligation

The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves the costs associated with the restoration of the environment surrounding the facility and removal and disposal of all production equipment. This obligation is expected to be settled at the end of the contract under which the FPSO unit currently operates, which is anticipated no later than 2020. The ARO will be covered in part by contractual payments to be received from FPSO contract counterparties.

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability. As at December 31, 2015, the ARO and associated receivable, which is recorded in other non-current assets, were $25.5 million and $6.9 million, respectively (2014 - $25.0 million and $6.8 million, respectively).

Repurchase of common stock

Repurchase of common stock

The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.

Share-based compensation

Share-based compensation

The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award.

Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards are substantially reflected in general and administrative expense.

Income taxes

Income taxes

The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.

Recognition of uncertain tax positions is dependent upon whether it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.

The Company believes that it and its subsidiaries are not subject to taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will be subject to any taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.

Accumulated other comprehensive income (loss)

Accumulated other comprehensive income (loss)

The following table contains the changes in the balances of each component of accumulated other comprehensive income (loss) attributable to shareholders of Teekay for the periods presented.

	Qualifying Cash Flow Hedging Instruments	Pension Adjustments	Unrealized (Loss) Gain on Available for Sale Marketable Securities	Foreign Exchange Gain (Loss) on Currency Translation	Total
	$	$	$	$	$
Balance as of December 31, 2012	341	(16,253)	—	1,144	(14,768)
Other comprehensive (loss) income	(324)	(2,666)	(171)	740	(2,421)

Balance as of December 31, 2013	17	(18,919)	(171)	1,884	(17,189)
Other comprehensive (loss) income	(485)	(10,969)	171	174	(11,109)

Balance as of December 31, 2014	(468)	(29,888)	—	2,058	(28,298)
Other comprehensive income (loss)	49	14,038	(463)	(217)	13,407

Balance as of December 31, 2015	(419)	(15,850)	(463)	1,841	(14,891)

Employee pension plans

Employee pension plans

The Company has defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. The Company also has defined benefit pension plans covering certain of its employees. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans are recognized as assets or liabilities in the consolidated balance sheet. The Company recognizes as a component of other comprehensive loss, the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs.

Earnings (loss) per common share

Earnings (loss) per common share

The computation of basic earnings (loss) per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises.

Adoption of new accounting pronouncements

Adoption of new accounting pronouncements

In April 2014, the FASB issued ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, which raises the threshold for disposals to qualify as discontinued operations. A discontinued operation is now defined as: (i) a component of an entity or group of components that has been disposed of or classified as held for sale and represents a strategic shift that has or will have a major effect on an entity’s operations and financial results; or (ii) an acquired business that is classified as held for sale on the acquisition date. ASU 2014-08 also requires additional disclosures regarding discontinued operations, as well as material disposals that do not meet the definition of discontinued operations. ASU 2014-08 was adopted on January 1, 2015. The impact, if any, of adopting ASU 2014-08 on the Company’s financial statements will depend on the occurrence and nature of disposals that occur.

In April 2015, the FASB issued Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (or ASU 2015-03). The Company early adopted ASU 2015-03 effective December 31, 2015. Prior period information has been retrospectively adjusted. Prior to the adoption of ASU 2015-03, all debt issuance costs were presented as other non-current assets in the Company’s consolidated balance sheets. With the adoption of ASU 2015-03 the Company presents those debt issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of that debt liability in the Company’s consolidated balance sheets. Debt issuance costs related to loan facilities without a recognized debt liability will continue to be presented as non-current assets in the Company’s consolidated balance sheets.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes, amending the accounting for income taxes and requiring all deferred tax assets and liabilities to be classified as non-current on the consolidated balance sheet. The ASU is effective for reporting periods beginning after December 15, 2016, with early adoption permitted. The ASU may be adopted either prospectively or retrospectively. The Company early adopted ASU 2015-17 effective December 31, 2015 and this ASU was prospectively adopted in the Company’s consolidated financial statements.

Accounting pronouncements not yet adopted

Accounting pronouncements not yet adopted

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 will require companies to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires companies to exercise judgment when considering the terms of the contract(s) which include (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue as each performance obligation is satisfied. ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017 and shall, at the Company’s option, be applied retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. Early adoption is not permitted. The Company is evaluating the effect of adopting this new accounting guidance.

In February 2015, the FASB issued Accounting Standards Update 2015-02, Amendments to the Consolidation Analysis (or ASU 2015-02) which eliminates the deferral of certain consolidation standards for entities considered to be investment companies, modifies the consolidation analysis performed on limited partnerships and modifies the impact of fee arrangements and related parties on the determination of the primary beneficiary of a variable interest entity. ASU 2015-02 is effective for interim and annual periods beginning after December 15, 2015. ASU 2015-02 may be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. A reporting entity also may apply ASU 2015-02 retrospectively. The Company adopted ASU 2015-02 on January 1, 2016 and the adoption did not have an impact on the Company's financial statements.

In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (or ASU 2016-02). ASU 2016-02 establishes a right-of-use model that requires a lessee to record a right of use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is evaluating the effect of adopting this new accounting guidance.